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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                November 18, 1998



                       NEW AMERICAN HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                   001-14397                62-1750169
          --------                   ---------                ----------
(State or other jurisdiction of   (Commission File             (Employer
       incorporation)                  Number)            Identification Number)


            109 Westpark Drive, Suite 440, Brentwood, Tennessee 37027
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 221-5070
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  New American Healthcare Corporation (the "Registrant") reports the following acquisition to inform its security holders:

                  Pursuant to a Stock Purchase Agreement dated as of October 31, 1998, by and among NAHC Georgia Holdings, Inc., a wholly-owned subsidiary of the Registrant (as "Buyer"), the shareholders of Memorial Hospital of Adel, Inc. (as "Shareholders") and the Registrant, the Registrant acquired the stock of Memorial Hospital of Adel, Inc. consisting of a 60-bed for-profit acute care hospital, 95-bed Memorial Convalescent Center and Memorial Home Health Services, all located in Adel, Georgia.

                  The purchase price was approximately $16.5 million, payable in cash. The cash utilized in this acquisition was obtained from the Registrant's credit facility with Toronto Dominion (Texas), Inc. The funding of the acquisition occurred on November 3, 1998.

                  Prior to this transaction, no material relationship existed between Seller and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer. The Registrant, intends to continue the acquired operations through its subsidiary.


ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of the business acquired. It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

                  (b) Pro forma financial information. It is impracticable at this time to provide the required pro forma financial information of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

                  (c) Exhibits. The exhibit filed as a part of this report is listed in the Index to Exhibits immediately following the signature page.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NEW AMERICAN HEALTHCARE CORPORATION



                                 By:      /s/ Robert M. Martin
                                          --------------------------
                                          Robert M. Martin
                                          President




Date:
      --------------------------
















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                                  Exhibit Index
Exhibit No.



2.1 Stock Purchase Agreement dated as of October 31, 1998 among NAHC Georgia Holdings, Inc. (as "Buyer"), the shareholders of Memorial Hospital of Adel, Inc. (the "Shareholders") and New American Healthcare Corporation ("Parent").

         A copy of the exhibit list to the Agreement has been included. The exhibits have been omitted but the Registrant shall furnish supplementally a copy of any omitted exhibit to the Commission upon request.





















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